WARRANT EXERCISE AGREEMENT

This Warrant Exercise Agreement (this "Agreement"), is made and entered into as of May 2, 2008, by and between Solomon Technologies, Inc., a Delaware corporation (the "Company") and Fort Mason Capital, LLC (the "Holder"). Capitalized terms not defined in this Agreement have the same meanings ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, the Company and Holder are parties to that certain Common Stock Purchase Warrants to purchase shares of Common Stock of the Company ("Holder's Warrants"); and

WHEREAS, the Holder wishes to exercise of all its Holder's Warrants as such time as the Company delivers a Notice of Exercise (as defined herein) to it.

NOW THEREFORE, in consideration of the terms contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound, agree as follows:

Section 1. Holder's Covenant Regarding Exercise of Warrant. The Holder hereby irrevocably covenants and agrees that it will execute and deliver to the Company promptly a Notice of Exercise with respect to Holder's Warrants upon receipt from the Company of a notice which provides, in substance and in relevant part, that the exercise price of the Holder's Warrants is reduced to $.001 from $.35 per share of Common Stock, that the exercise of the Warrants will be on a cashless basis, that each share received upon exercise of the Warrant will be free trading and unrestricted, that the inducement shares to be issued on a one for one basis issued in connection with the Notice of Exercise will be restricted under Rule 144 and that all, and not less than all, of Holder's Warrants must be exercised.

Section 2. Delivery of Shares. Payment for, and delivery of, the shares upon exercise of the Holder's Warrants will be as provided in the Notice of Exercise.

Section 3. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed this Agreement as of the date first set forth above.

SOLOMON TECHNOLOGIES, INC.

By: ______________________
Name: Gary M. Laskowski
Title: Chairman of the Board

HOLDERS

FORT MASON CAPITAL, LLC

Signature of Authorized Signatory of Holder: ______________________

Name of Authorized Signatory: DAN GERMAN

Title of Authorized Signatory: MANAGING MEMBER, FORT MASON CAPITAL, LLC, AS GENERAL PARTNER OF FORT MASON MASTER, L.P.*

*FORT MASON MASTER, L.P. HOLDS 88,041 WARRANTS.

WARRANT EXERCISE AGREEMENT

This Warrant Exercise Agreement (this "Agreement"), is made and entered into as of May 2, 2008, by and between Solomon Technologies, Inc., a Delaware corporation (the "Company") and Fort Mason Capital, LLC (the "Holder"). Capitalized terms not defined in this Agreement have the same meanings ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, the Company and Holder are parties to that certain Common Stock Purchase Warrants to purchase shares of Common Stock of the Company ("Holder's Warrants"); and

WHEREAS, the Holder wishes to exercise of all its Holder's Warrants as such time as the Company delivers a Notice of Exercise (as defined herein) to it.

NOW THEREFORE, in consideration of the terms contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound, agree as follows:

Section 1. Holder's Covenant Regarding Exercise of Warrant. The Holder hereby irrevocably covenants and agrees that it will execute and deliver to the Company promptly a Notice of Exercise with respect to Holder's Warrants upon receipt from the Company of a notice which provides, in substance and in relevant part, that the exercise price of the Holder's Warrants is reduced to $.001 from $.35 per share of Common Stock, that the exercise of the Warrants will be on a cashless basis, that each share received upon exercise of the Warrant will be free trading and unrestricted, that the inducement shares to be issued on a one for one basis issued in connection with the Notice of Exercise will be restricted under Rule 144 and that all, and not less than all, of Holder's Warrants must be exercised.

Section 2. Delivery of Shares. Payment for, and delivery of, the shares upon exercise of the Holder's Warrants will be as provided in the Notice of Exercise.

Section 3. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed this Agreement as of the date first set forth above.

SOLOMON TECHNOLOGIES, INC.

By: ______________________

Name: Gary M. Laskowski
Title: Chairman of the Board

HOLDERS

FORT MASON CAPITAL, LLC

Signature of Authorized Signatory of Holder: ______________________

Name of Authorized Signatory: DAN GERMAN

Title of Authorized Signatory: MANAGING MEMBER, FORT MASON CAPITAL, LLC, AS GENERAL PARTNER OF FORT MASON PARTNERS, L.P.*

* FORT MASON PARTNERS, L.P. HOLDS 5709 WARRANTS.